BRITISH COLUMBIA

BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: January 26, 2021 01:55 PM Pacific Time

Incorporation Number: **BC1285896**

Recognition Date and Time: *Incorporated on January 26, 2021 01:55 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

1285896 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Matthews, Danny

Mailing Address:
[***]

Delivery Address:
[***]

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 1, 2021 12:01 AM Pacific Time

Incorporation Number: **BC1285896**

Recognition Date and Time: Incorporated on January 26, 2021 01:55 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

MODERN MINING TECHNOLOGY CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Bromley, Sean

Mailing Address:	**Delivery Address:**
[***]	[***]

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

Number: BC1285896

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1285896 B.C. LTD. changed its name to MODERN MINING TECHNOLOGY CORP. on September 1, 2021 at 12:01 AM Pacific Time.

ELECTRONIC CERTIFICATE

Issued under my hand at Victoria, British Columbia
On September 1, 2021

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 29, 2021 12:31 PM Pacific Time

Incorporation Number: **BC1285896**

Recognition Date and Time: Incorporated on January 26, 2021 01:55 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

MODERN MINING TECHNOLOGY CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Bromley, Sean

Mailing Address:	**Delivery Address:**
[***]	[***]

Last Name, First Name, Middle Name:
Hepworth, Michael

Mailing Address:	**Delivery Address:**
[***]	[***]

Last Name, First Name, Middle Name:
Basi, Kuljit

Mailing Address:	**Delivery Address:**
[***]	[***]

Last Name, First Name, Middle Name:
Botha, Basil Roy

Mailing Address:	**Delivery Address:**
[***]	[***]

Last Name, First Name, Middle Name:
Chatterton, Matthew

Mailing Address:	**Delivery Address:**
[***]	[***]

Last Name, First Name, Middle Name:
Zorko, Mark

Mailing Address:	**Delivery Address:**
[***]	[***]

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached